Financial Statements
(Unaudited)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
March 31, 2010

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements (Unaudited)

March 31, 2010

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

March 31, 2010

Industry	Percent of Cash and Investments

Communications Equipment Manufacturing	18.0%
Wired Telecommunications Carriers	13.5%
Other Electrical Equipment and Component Manufacturing	10.9%
Activities Related to Credit Intermediation	10.6%
Plastics Product Manufacturing	8.7%
Data Processing, Hosting, and Related Services	7.6%
Semiconductor and Other Electronic Component Manufacturing	5.6%
Radio and Television Broadcasting	3.2%
Gambling Industries	2.4%
Other Amusement and Recreation Industries	2.2%
Alumina and Aluminum Production and Processing	2.1%
Offices of Real Estate Agents and Brokers	1.9%
Industrial Machinery Manufacturing	1.6%
Basic Chemical Manufacturing	1.5%
Nonferrous Metal (except Aluminum) Production and Processing	1.3%
Wireless Telecommunications Carriers (except Satellite)	1.2%
Management, Scientific, and Technical Consulting Services	1.0%
Full-Service Restaurants	0.9%
Depository Credit Intermediation	0.9%
Computer and Peripheral Equipment Manufacturing	0.7%
Other Professional, Scientific, and Technical Services	0.6%
Electric Power Generation, Transmission and Distribution	0.1%
Home Furnishings Stores	0.0%
Cash and Cash Equivalents	3.5%

Total	100.0%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

March 31, 2010

Assets
Investments, at fair value:
Unaffiliated issuers (cost $460,955,854)	$376,245,220
Controlled companies (cost $102,266,019)	65,346,628
Other affiliates (cost $268,804,926)	292,796,938
Total investments (cost $832,026,799)	734,388,786

Cash and cash equivalents	26,435,578
Accrued interest income:
Unaffiliated issuers	14,146,866
Controlled companies	129,479
Other affiliates	17,633
Dividend receivable from affiliated issuer	3,645,611
Receivable for investments sold	3,593,509
Deferred debt issuance costs	831,588
Other receivables	376,768
Unrealized appreciation on swaps	17,650
Prepaid expenses and other assets	39,730
Total assets	783,623,198

Liabilities
Credit facility payable	105,000,000
Payable for investments purchased	7,119,558
Distributions payable	5,000,000
Interest payable	3,868,149
Management and advisory fees payable	1,017,760
Payable to affiliate	388,332
Accrued expenses and other liabilities	1,491,565
Total liabilities	123,885,364

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized,
3,322 shares issued and outstanding	83,050,000
Accumulated dividends on Series A - E preferred stock	143,068
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued
and outstanding	200,000
Accumulated dividends on Series Z preferred stock	1,973
Total preferred stock	83,395,041

Net assets applicable to common shareholders	$576,342,793

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096
shares issued and outstanding	$37
Paid-in capital in excess of par	756,427,479
Accumulated net investment income	8,567,152
Accumulated net realized losses	(90,978,628)
Accumulated net unrealized depreciation	(97,528,206)
Accumulated dividends to preferred shareholders	(145,041)
Net assets applicable to common shareholders	$576,342,793

Common stock, NAV per share	$15,786.28

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (52.27%)
Bank Debt (33.02%) (1)
Alumina and Aluminum Production and Processing (1.82%)
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 6%, due 6/30/13 (2)	$239,030	$213,215	0.03%
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13 (2)	$1,294,756	881,729	0.11%
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2)	$57,951,191	12,749,262	1.68%
Total Alumina and Aluminum Production and Processing		13,844,206

Basic Chemical Manufacturing (0.01%)
Hawkeye Renewables, LLC, 2nd Lien Term Loan, Prime + 6.25%, due 6/30/13 (4)	$2,813,056	56,261	0.01%

Communications Equipment Manufacturing (7.84%)
Dialogic Corporation, Bridge Term Loan, 20%, due 3/31/11	$204,379	204,584	0.03%
Dialogic Corporation, Senior Secured Notes, 15% Cash + 2% PIK, due 9/30/10	$3,366,189	3,359,457	0.44%
Dialogic Corporation, Senior Secured Notes, LIBOR + 10% Cash + 2% PIK,
due 9/30/10	$25,243,822	25,218,578	3.31%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$33,863,247	30,891,747	4.06%
Total Communications Equipment Manufacturing		59,674,366

Computer and Peripheral Equipment Manufacturing (0.73%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14	$1,986,737	1,622,503	0.21%
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 3.5% PIK, due 11/22/12	$4,943,923	3,934,537	0.52%
Total Computer and Peripheral Equipment Manufacturing		5,557,040

Electric Power Generation, Transmission, and Distribution (0.04%)
La Paloma Generating Company, Residual Bank Debt (4)	$35,592,323	307,369	0.04%

Management, Scientific, and Technical Consulting Services (0.98%)
Booz Allen Hamilton Inc., Mezzanine Loan, 13%, due 7/31/16	$7,305,682	7,470,059	0.98%

Offices of Real Estate Agents and Brokers (1.08%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$10,602,410	11,689,157	1.54%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$24,457,831	(3,454,669)	(0.46)%
Total Offices of Real Estate Agents and Brokers		8,234,488

Other Amusement and Recreation Industries (2.14%)
Intrawest ULC, 1st Lien Term Loan A, Prime + 10.5% Cash + 2% PIK,
due 12/23/09 - (Canada)	$16,294,972	16,315,341	2.14%

Plastics Product Manufacturing (3.78%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK,
due 5/31/10 (2), (3)	$20,940,979	20,836,274	2.74%
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10 (2), (3)	$7,806,864	7,923,967	1.04%
Total Plastics Product Manufacturing		28,760,241

Radio and Television Broadcasting (3.02%)
Broadcast Facilities, Inc., 1st Lien Revolver, 13%, due 12/31/14	$2,871,094	1,225,000	0.16%
Broadcast Facilities, Inc., 1st Lien Term Loan, 13%, due 12/31/14	$21,628,906	21,791,123	2.86%
Total Radio and Television Broadcasting		23,016,123

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Semiconductor and Other Electronic Component Manufacturing (5.32%)
Isola USA Corporation, Revolver, Prime + 9%, due 12/18/12	$4,404,121	$3,853,606	0.51%
Isola USA Corporation, 1st Lien Term Loan, Prime + 9.75%, due 12/18/12	$12,785,218	11,506,696	1.51%
Isola USA Corporation, 2nd Lien Term Loan, Prime + 14.5%, due 12/18/13	$35,866,469	25,106,528	3.30%
Total Semiconductor and Other Electronic Component Manufacturing		40,466,830

Wired Telecommunications Carriers (6.26%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan,
EURIBOR + 2.75%, due 8/9/15 - (Netherlands) (5)	€70,687	73,235	0.01%
Hawaiian Telcom Communications Inc., Revolver, Prime + 1.25%, due 4/30/12	$6,752,405	5,604,496	0.74%
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.75%, due 8/31/13 (2)	$1,022,206	1,027,317	0.14%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13	$24,340,904	24,340,904	3.20%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14	$13,074,082	13,074,082	1.72%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan,
EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (5)	€630,711	621,316	0.08%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (5)	€2,640,087	2,810,605	0.37%
Total Wired Telecommunications Carriers		47,551,955

Total Bank Debt (Cost $298,930,621)		251,254,279

Other Corporate Debt Securities (19.25%)
Basic Chemical Manufacturing (1.50%)
Kronos International, Inc., Senior Secured Notes, 6.5%, due 4/15/13 (5)	€9,922,000	11,368,795	1.50%

Data Processing, Hosting, and Related Services (6.97%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15 (6)	$29,566,000	27,939,870	3.67%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17 (6)	$22,479,000	25,077,123	3.30%
Total Data Processing, Hosting, and Related Services		53,016,993

Full-Service Restaurants (0.89%)
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15 (6)	$6,261,000	6,761,880	0.89%

Gambling Industries (2.36%)
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18	$20,287,000	16,888,927	2.22%
Harrah's Operating Company Inc., Senior Secured Notes, 11.25%, due 6/1/17	$968,000	1,050,280	0.14%
Total Gambling Industries		17,939,207

Home Furnishings Stores (0.04%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$6,591,000	324,804	0.04%

Industrial Machinery Manufacturing (1.59%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13 (4), (6)	$13,347,000	12,079,035	1.59%

Offices of Real Estate Agents and Brokers (0.81%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$8,430,000	6,174,975	0.81%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Other Amusement and Recreation Industries (0.08%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13 (4), (6)	$42,757,354	$625,968	0.08%

Other Professional, Scientific, and Technical Services (0.56%)
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%,
due 4/1/12 (144A) - (UK/France/Germany) (6)	$5,479,000	4,284,194	0.56%

Plastics Product Manufacturing (0.09%)
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09 (2), (4), (6)	$16,527,000	703,224	0.09%

Wired Telecommunications Carriers (3.19%)
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 10% PIK, due 8/16/17 - (Netherlands) (5), (6)	€29,170,651	24,295,988	3.19%

Wireless Telecommunications Carriers (except Satellite) (1.17%)
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15	$8,650,000	8,851,459	1.17%

Total Other Corporate Debt Securities (Cost $221,913,408)		146,426,522

Total Debt Investments (Cost $550,844,029)		397,680,801

Equity Securities (44.25%)
Activities Related to Credit Intermediation (10.65%)
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (4), (6), (7)	52,744.807	75,755,945	9.96%
Online Resources Corporation, Common Stock (2), (4), (7)	1,302,445	5,248,853	0.69%
Total Activities Related to Credit Intermediation		81,004,798

Alumina and Aluminum Production and Processing (0.28%)
Revere Holdings, Inc., Class A Common Stock (2), (4), (6), (7)	90	-	-
Revere Holdings, Inc., Class B Common Stock (2), (4), (6), (7)	6,940	-	-
Revere Leasing, LLC, Class A Units (2), (4), (6), (7)	90	27,039	-
Revere Leasing, LLC, Class B Units (2), (4), (6), (7)	6,940	2,086,822	0.28%
Total Alumina and Aluminum Production and Processing		2,113,861

Communications Equipment Manufacturing (10.18%)
Dialogic Corporation, Class A Convertible Preferred Stock - (Canada) (4), (6)	7,197,769	6,845,078	0.90%
Gores I SF Luxembourg S.àr.1. Company Ordinary Shares - (Luxembourg) (2), (4), (5), (6), (7)	276,043	32,742,165	4.30%
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates
- (Luxembourg) (2), (5), (6), (7)	27,328,261	37,900,664	4.98%
Total Communications Equipment Manufacturing		77,487,907

Data Processing, Hosting, and Related Services (0.64%)
GXS Holdings, Inc., Common Stock (4), (6)	1,680,056	-	-
GXS Holdings, Inc., Series A Preferred Stock (4), (6)	67,203	4,878,232	0.64%
Total Data Processing, Hosting, and Related Services		4,878,232

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Equity Securities (continued)
Depository Credit Intermediation (0.88%)
Doral Holdings, LP Interest (4), (6)	1,468,668	$6,664,237	0.88%

Electric Power Generation, Transmission, and Distribution (0.08%)
Mach Gen, LLC, Common Units (4), (6)	8,012	600,900	0.08%

Industrial Machinery Manufacturing (0.05%)
GSI Group, Inc., Common Stock (4), (6)	372,349	400,275	0.05%

Nonferrous Metal (except Aluminum) Production and Processing (1.31%)
International Wire Group, Inc., Common Stock (2), (6), (7)	637,171	9,990,841	1.31%

Other Electrical Equipment and Component Manufacturing (10.89%)
EaglePicher Holdings, Inc., Common Stock (2), (6), (7), (8)	2,561,000	82,885,484	10.89%

Plastics Product Manufacturing (4.81%)
WinCup, Inc., Common Stock (2), (3), (4), (6)	73,517,938	36,586,387	4.81%

Radio and Television Broadcasting (0.15%)
Broadcast Facilities, Inc., Common Stock (6)	225,184	1,148,438	0.15%

Semiconductor and Other Electronic Component Manufacturing (0.26%)
TPG Hattrick Holdco, LLC, Common Units (4), (6)	2,296,747	1,969,139	0.26%

Wired Telecommunications Carriers (4.07%)
Integra Telecom, Inc., Common Stock (2), (4), (6), (7)	5,728,661	30,302,223	3.98%
Integra Telecom, Inc., Warrants (2), (4), (6), (7)	2,272,561	282,155	0.04%
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (4), (5), (6)	4,215,000	393,108	0.05%
Total Wired Telecommunications Carriers		30,977,486

Total Equity Securities (Cost $311,182,770)		336,707,985

Total Investments (Cost $832,026,799) (9)		734,388,786

Cash and Cash Equivalents (3.48%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.02%,
Collateralized by Federal Home Loan Bank Discount Note	$11,997,290	11,997,290	1.58%
General Electric Capital Corporation, Commercial Paper, 0.03%, due 4/1/10	$6,000,000	6,000,000	0.79%
Toyota Motor Credit Corporation, Commercial Paper, 0.10%, due 4/9/10	$5,000,000	4,999,889	0.66%
Cash Denominated in Foreign Currencies (Cost $970,309)	€728,336	983,982	0.13%
Cash Held on Account at Various Institutions	$2,454,417	2,454,417	0.32%
Total Cash and Cash Equivalents		26,435,578

Total Cash and Investments		$760,824,364	100.00%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Issuer is a controlled company.

(4)	Non-income producing security.

(5)	Principal or shares amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(6)	Restricted security.

(7)	Investment is not a controlling position.

(8)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(9)	Includes investments with an aggregate market value of $36,500,951 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $52,250,914 and $60,245,967, respectively.
Aggregate purchases includes investment assets received as payment in kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of March 31, 2010 was $684,480,693, or 89.97% of total cash and investments of the Company.

Swaps at March 31, 2010 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$ 15,548,500	$ 17,650

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Three Months Ended March 31, 2010

Investment income
Interest income:
Unaffiliated issuers	$12,243,103
Controlled companies	795,669
Other affiliates	824,379
Dividend income from other affiliates	3,606,367
Other income from other affiliates	703
Total investment income	17,470,221

Operating expenses
Management and advisory fees	3,149,115
Credit enhancement fees	804,484
Interest expense	657,658
Commitment fees	213,347
Amortization of deferred debt issuance costs	181,679
Director fees	71,750
Insurance expense	65,009
Legal fees, professional fees, and due diligence expenses	64,059
Custody fees	38,000
Other operating expenses	372,016
Total expenses	5,617,117

Net investment income	11,853,104

Net realized and unrealized gain (loss) from investments and foreign currency
Net realized gain from investments in unaffiliated issuers	4,114,015
Net change in net unrealized depreciation	(18,140,240)
Net realized and unrealized loss	(14,026,225)

Distributions to preferred shareholders	(626,254)
Net change in reserve for distributions to preferred shareholders	(46,620)

Net decrease in net assets applicable to common shareholders
resulting from operations	$(2,845,995)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Three Months Ended March 31, 2010 (Unaudited)	Year Ended December 31, 2009

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$584,188,788	$486,756,704

Net investment income	11,853,104	32,067,040
Net realized gain (loss) from investments	4,114,015	(41,548,220)
Net change in net unrealized depreciation	(18,140,240)	164,042,840
Distributions to preferred shareholders from net investment income	(626,254)	(2,845,011)
Net change in reserve for distributions to preferred shareholders	(46,620)	15,435
Net (decrease) increase in net assets applicable to common shareholders
resulting from operations	(2,845,995)	151,732,084

Distributions to common shareholders from:
Net investment income	(5,000,000)	(54,300,000)
Total distributions to common shareholders	(5,000,000)	(54,300,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $8,567,152 and $2,340,302,
respectively)	$576,342,793	$584,188,788

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2010

Operating activities
Net decrease in net assets applicable to common shareholders
resulting from operations	$(2,845,995)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(4,114,015)
Net change in net unrealized depreciation	18,138,939
Distributions paid to preferred shareholders	626,254
Net change in reserve for distributions to preferred shareholders	46,620
Accretion of original issue discount	(105,648)
Income from paid in-kind capitalization	(3,823,865)
Amortization of deferred debt issuance costs	181,679
Changes in assets and liabilities:
Purchases of investments	(48,427,049)
Proceeds from sales, maturities and paydowns of investments	60,245,967
Increase in accrued interest income - unaffiliated issuers	(6,252,789)
Increase in accrued interest income - controlled companies	(78,756)
Decrease in accrued interest income - other affiliates	53,759
Increase in dividend receivable from affiliated issuer	(3,606,367)
Increase in other receivables	(703)
Increase in receivable for investment sold	(535,419)
Decrease in prepaid expenses and other assets	62,283
Decrease in payable for investment purchased	(9,192,444)
Decrease in management and advisory fees payable	(95,834)
Increase in interest payable	464,546
Increase in payable to affiliate	388,332
Decrease in accrued expenses and other liabilities	(109,649)
Net cash provided by operating activities	1,019,846

Financing activities
Proceeds from draws on credit facility	20,000,000
Principal repayments on credit facility	(19,000,000)
Distributions paid to common shareholders	(4,300,000)
Distributions paid to preferred shareholders	(626,254)
Net cash used in financing activities	(3,926,254)

Net decrease in cash and cash equivalents	(2,906,408)
Cash and cash equivalents at beginning of period	29,341,986
Cash and cash equivalents at end of period	$26,435,578

Supplemental disclosures
Interest payments	$193,112
Tax payments	242,627

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

March 31, 2010

1.  Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004.  Investment operations commenced and initial funding was received on July 13, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company.  Babson Capital Management LLC serves as Co-Manager. The Company, TCP, and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of four persons, three of whom are independent.  If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors.  The remaining directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

As of March 31, 2010, total maximum capitalization of the Company was approximately $977 million, consisting of $711 million of committed common equity, approximately $83 million of Series A-E preferred shares (“APS”), $183 million under a senior secured revolving credit facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7).  The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

1.  Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer.  Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.  However, the Company’s operating agreement prohibits the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Series A-E Preferred Equity

At March 31, 2010, the Company had 3,322 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option.  Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act.  As of March 31, 2010, the Company was in full compliance with such requirements.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  Subsequent events have been evaluated through May 27, 2010, the date of issuance of the financial statements. The following is a summary of the significant accounting policies of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS.  Fair value is generally defined as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors and are subject to their approval.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Investments of the Company may be categorized based on the types of inputs used in valuing such assets.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.  At March 31, 2010, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$5,248,853
2	Other observable market inputs*	85,370,122	108,722,307	6,664,237
3	Independent third-party pricing sources that employ significant unobservable inputs	165,372,204	36,375,023	315,833,663
3	Internal valuations with significant unobservable inputs	511,953	1,329,192	8,961,232
Total		$251,254,279	$146,426,522	$336,707,985

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the three months ended March 31, 2010 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$148,678,891	$40,909,692	$345,323,095
Net realized and unrealized gains (losses)	4,732,223	(6,774,200)	(29,489,432)
Net acquisitions and dispositions	11,961,090	2,239,531	-
Net transfers into (out of) category	-	-	-
Ending balance	$165,372,204	$36,375,023	$315,833,663

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$4,757,706	$(6,774,200)	$(29,489,432)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$502,143	$1,369,678	$7,205,696
Net realized and unrealized gains (losses)	(184)	(40,486)	1,751,439
Net acquisitions and dispositions	9,994	-	4,097
Net transfers into (out of) category	-	-	-
Ending balance	$511,953	$1,329,192	$8,961,232

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(184)	$(40,486)	$1,751,439

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date.  The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At March 31, 2010, the Company had foreign currency denominated investments with an aggregate market value of approximately 15.0% of the Company’s total investments. Such positions were converted at the closing rate in effect at March 31, 2010 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap transactions.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar. Unrealized gains of $908,759 from derivatives during the three months ended March 31, 2010 were included in net change in  unrealized appreciation/depreciation on investments in the Statement of Operations.

Valuations of open swap transactions at March 31, 2010 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$ 17,650

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility.  These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life.  The impact of utilizing this method versus the effective-interest method is not expected to be material to the Company’s operations.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectibility of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements.  As of March 31, 2010, all tax years since January 1, 2006 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.  Capital

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

accounts within the financial statements are adjusted at year end for any permanent book and tax differences.  These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the recognition of interest income, the timing of the recognition of gains and losses on certain investment transactions, and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at March 31, 2010 were as follows:

Unrealized appreciation	$141,384,636
Unrealized depreciation	(239,004,999)
Net unrealized depreciation	(97,620,363)

Cost of investments	832,026,799

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to an 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).  Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses.  As of March 31, 2010, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually. As of March 31, 2010, the Company had declared $290,300,000 in distributions to common shareholders since inception.

The APS dividend rates were determined by auction at periodic intervals until regular auctions ceased in September of 2008.  Following the cessation of regular auctions, rates are determined as specified under such circumstances in the Statement of Preferences for the APS.  APS rates averaged 3.23% during the three months ended March 31, 2010.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

3.  Distributions and Performance Fees (continued)

The Series Z share dividend rate is fixed at 4% per annum.

4.  Management Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments, the liquidation preference of the APS outstanding, and the maximum commitment under the Company’s credit facility, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding. In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”).  Total available credit under the Senior Facility, subject to certain collateral requirements, was $183 million at March 31, 2010, and will be reduced periodically until the maturity of the Senior Facility on February 1, 2012.  Advances under the Senior Facility bear interest at either LIBOR plus 2.25% per annum or the lenders’ cost of funds plus 2.25% per annum, not to exceed LIBOR plus 2.45% per annum.  The weighted average interest rate on outstanding borrowings at March 31, 2010 was 2.50%.   The Company also incurs commitment fees at a rate of 0.30% per annum on the undrawn portion of the Senior Facility, or $181,856 per quarter when the average outstanding borrowings during such quarter are less than $137,250,000.

The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of March 31, 2010, the Company was in full compliance with such covenants.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $33.2 million at March 31, 2010.  These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guaranty certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million. This amount was increased to approximately $7 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown.  However, the Company expects the risk of loss to be remote.

7.  Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of March 31, 2010.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations.  The retirement of the Series S preferred share had no impact on any shareholder other than the

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

7.  Preferred Capital (continued)

Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference.  The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

March 31, 2010

8.  Financial Highlights

	Three Months
	Ended
	March 31, 2010	Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005

Per Common Share(1)
Net asset value, beginning of period	$16,001.18	$13,332.48	$18,328.49	$20,781.38	$19,282.86	$18,013.01

Investment operations:
Net investment income	324.66	878.33	1,480.42	2,211.14	1,290.12	126.46
Net realized and unrealized gain (loss)	(384.18)	3,355.18	(8,001.48)	(929.48)	2,597.58	2,233.97
Gain on retirement of Series A - E
preferred shares	-	-	2,259.64	-	-	-
Distributions to preferred shareholders from:
Net investment income	(17.15)	(77.93)	(414.14)	(158.52)	(224.32)	(132.75)
Realized gains	-	-	-	(176.77)	(118.71)	(59.64)
Returns of capital	-	-	-	-	-	-
Net change in reserve for distributions
to preferred shareholders	(1.28)	0.42	63.02	(52.15)	(7.47)	125.73
Total from investment operations	(77.95)	4,156.00	(4,612.54)	894.22	3,537.20	2,293.77

Distributions to common shareholders from:
Net investment income	(136.95)	(1,487.30)	(383.47)	(1,582.51)	(1,242.62)	(397.82)
Net realized gains on investments	-	-	-	(1,764.60)	(716.69)	(255.41)
Returns of capital	-	-	-	-	(79.37)	(370.69)
Total distributions to common shareholders	(136.95)	(1,487.30)	(383.47)	(3,347.11)	(2,038.68)	(1,023.92)

Net asset value, end of year	$15,786.28	$16,001.18	$13,332.48	$18,328.49	$20,781.38	$19,282.86

Return on invested assets (2), (6)	0.5%	26.0%	(19.6)%	8.1%	21.4%	19.8%

Gross return to common shareholders (6)	(0.5)%	31.9%	(25.4)%	5.2%	24.8%	14.3%
Less: performance fee (6)	-	-	-	(0.9)%	(5.3)%	(2.9)%
Return to common shareholders (3), (6)	(0.5)%	31.9%	(25.4)%	4.3%	19.5%	11.4%

Ratios and Supplemental Data
Ending net assets applicable to common
shareholders	$576,342,793	$584,188,788	$486,756,704	$669,156,499	$758,709,428	$432,087,444
Net investment income / average
common equity (4), (7)	8.3%	6.2%	9.4%	11.0%	6.7%	0.9%

Expenses / average common equity
Operating expenses (4), (7)	3.9%	4.9%	6.5%	6.1%	6.1%	8.3%
Performance fees (6)	-	-	-	1.1%	4.2%	3.6%
Total expenses / average common equity	3.9%	4.9%	6.5%	7.2%	10.3%	11.9%

Portfolio turnover rate (6)	6.9%	16.6%	22.4%	55.3%	28.8%	31.6%
Weighted-average debt outstanding	$102,366,667	$184,076,712	$271,734,973	$355,287,671	$274,723,288	$57,356,164
Weighted-average interest rate	2.6%	2.8%	3.5%	5.8%	5.7%	4.2%
Weighted-average number of shares	36,509	36,509	36,509	36,509	32,368	17,097
Average debt per share	$2,803.87	$5,041.94	$7,442.94	$9,731.48	$8,487.50	$3,354.75

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

8.  Financial Highlights (continued)

Annualized Inception to Date Performance Data as of March 31, 2010
Return on common equity (3)	5.9%
Return on invested assets (2)	11.1%
Internal rate of return (5)	5.4%

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.  The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company's relatively smaller capital base while the Company is ramping up.

(5)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The internal rate of return presented assumes liquidation of the Company at net asset value as of the balance sheet date.

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Three Months Ended March 31, 2010

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EaglePicher Holdings, Inc., Common Stock	$84,500,195	$-	$-	$82,885,484
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	5,504,954	-	5,504,954	-
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	4,922,849	-	4,922,849	-
Gores I SF Luxembourg S.àr.1. Company Ordinary Shares	735,297	-	-	32,742,165
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates	72,794,453	-	-	37,900,664
International Wire Group, Inc., Common Stock	10,258,453	-	-	9,990,841
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.75%, due 8/31/13	1,030,272	-	2,291	1,027,317
Integra Telecom., Inc., Common stock	29,269,752	-	-	30,302,223
Integra Telecom, Inc., Warrants	152,295	-	-	282,155
Online Resources Corporation, Series A-1 Convertible Preferred Stock	76,051,767	-	-	75,755,945
Online Resources Corporation, Common Stock	6,850,861	-	-	5,248,853
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 6%, due 6/30/13	-	170,906	-	213,215
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13	200,031	214,690	-	881,729
Revere Holdings Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	12,248,449	715,447	-	12,749,262
Revere Holdings, Inc., Class A Common Stock	-	-	-	-
Revere Holdings, Inc., Class B Common Stock	-	-	-	-
Revere Leasing, LLC, Class A Units	26,987	53	-	27,039
Revere Leasing, LLC, Class B Units	2,082,777	4,046	-	2,086,822
Radnor Holdings Corporation, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09	704,050	-	-	703,224
WinCup, Inc., Common Stock	60,930,580	-	-	36,586,387
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10	7,758,367	200,622	-	7,923,967
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 5/31/10	20,322,565	-	-	20,836,274

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer’s voting securities.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Restricted Securities of Unaffiliated Issuers (Unaudited)

March 31, 2010

Investment	Acquisition Date	Cost

Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or
15.625% PIK, due 10/1/13	10/1/07	$37,763,225
Broadcast Facilities, Inc., Common Stock	1/15/10	-
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15	11/18/09, 2/8/10 &	8,640,199
	2/11/10
Dialogic Corporation, Class A Convertible Preferred Stock	9/28/06	7,032,638
Doral Holdings, LP Interest	7/12/07	19,111,941
GSI Group, Inc., Common Stock	8/20/08	1,949,763
GSI Group Corporation, Senior Notes, 11%, due 8/20/13	8/20/08	11,874,794
GXS Holdings, Inc., Common Stock	3/28/08	1,615,439
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	64,618
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	12/17/09	28,975,027
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15	11/17/09	6,162,514
Mach Gen, LLC, Common Units	Various 2005	1,442,223
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	2/24/10	3,999,670
NEF Kamchia Co-Investment Fund, LP Interest	7/30/07	5,780,030
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	21,385,172
TPG Hattrick Holdco, LLC, Common Units	4/21/06	3,829,068